                                                                   Exhibit 99(a)
[Wachovia Logo]
News Announcement
January 23, 2002
Media Contact:                                    Investor Contacts:
Mary Eshet, 704-383-7777                              Alice Lehman, 704-374-4139
                                                      Ellen Taylor, 704-383-1381

            WACHOVIA REPORTS CASH OPERATING EARNINGS OF $980 MILLION,
                  OR 71 CENTS PER SHARE IN 4TH QUARTER OF 2001
                 Full Year 2001 Cash Operating Results Were $2.8
                           Billion, Or $2.50 Per Share

--------------------------------------------------------------------------------
4th QUARTER 2001 HIGHLIGHTS

o Cash operating earnings of 71 cents per share, exceeding market expectations of 70 cents.
o Record customer service levels resulted in good growth in low-cost core deposits, and annuity sales and mutual fund balances reached record levels.
o Lowest cash overhead efficiency ratio since 1999 reflects strong revenue growth and an unwavering focus on expenses.
o Nonperforming assets rose only 2 percent from the third quarter of 2001.
o      Tier 1 capital ratio grew 28 basis points in the quarter to 7.03 percent.

o      Merger integration on track and progressing well.
--------------------------------------------------------------------------------

Earnings Highlights: Prior periods not restated
                                   ---
                                                                                                                Three Months Ended
                                                                             December 31,      September 30,        December 31,
                                                                           ---------------------------------------------------------

(In millions, except per share data)                                              2001               2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Earnings

Operating earnings(a)                                               $              799                298                 681
Diluted earnings per common share (Operating earnings)                            0.58               0.27                0.69
Net income (loss) applicable to common
  stockholders (As reported)                                                       730               (334)                599
Diluted earnings per common share (As reported)                     $             0.54              (0.31)               0.60
------------------------------------------------------------------------------------------------------------------------------------
Financial ratios (Operating earnings)

Return on average common stockholders' equity                                    10.77 %             5.77               15.36
Overhead efficiency ratio                                                        64.74              76.74               63.85
Net interest margin                                                               3.81               3.58                3.46
Fee and other income as % of total revenue                                       45.33 %            34.42               47.38
------------------------------------------------------------------------------------------------------------------------------------
Cash operating earnings

Net income                                                          $              980                395                 753
Diluted earnings per common share                                   $             0.71               0.36                0.76
Return on average tangible common stockholders' equity                           23.56 %            11.36               21.55
Dividend payout ratio (b)                                                        33.80              66.67               63.16
Overhead efficiency ratio                                                        59.22 %            72.86               61.46
------------------------------------------------------------------------------------------------------------------------------------
Asset quality

Allowance as % of nonaccrual and restructured loans                                195 %              202                 146
Allowance as % of loans, net                                                      1.83               1.79                1.39
Net charge-offs as % of average loans, net                                        0.93               0.73                0.64
Nonperforming assets as % of loans, net,
  foreclosed properties and loans held for sale                                   1.13 %             1.08                1.22
------------------------------------------------------------------------------------------------------------------------------------
(a) Operating earnings are reported net income excluding after-tax net merger-related, restructuring and other charges and gains.
(b) Based on common shares.
------------------------------------------------------------------------------------------------------------------------------------

The merger of First Union and the former Wachovia closed on September 1, 2001; therefore fourth quarter 2001 results reflect the first full quarter of combined results. The third quarter of 2001 reflects only one month of financial results from the former Wachovia. Because this merger was accounted for as a purchase, previous periods have not been restated.

WACHOVIA REPORTS 2001 EARNINGS/Page 2
------------------------------
CHARLOTTE, N.C. - Wachovia Corp. (NYSE:WB) today reported fourth quarter 2001 cash operating earnings of $980 million, or 71 cents per share; operating earnings of $799 million, or 58 cents per share; and net income applicable to common stockholders of $730 million, or 54 cents per share. Cash operating earnings in the fourth quarter of 2001 exclude $63 million after tax in merger-related, restructuring and other charges described below as well as intangibles amortization.

"Strong revenue growth in the fourth quarter of 2001 enabled all four of Wachovia's core businesses to produce solid results for our shareholders. We're seeing the power of the incredible franchise that we have created through the merger of First Union and the former Wachovia as we focus our combined resources on serving our customers," said Ken Thompson, Wachovia president and CEO. "The actions that we took in previous quarters have served us well in a weak economy. We met our earnings goals even with an increase in net charge-offs related to a large credit in the energy services sector. Our merger integration is progressing very well and we believe we are in excellent position to continue to grow core earnings as we work diligently to smoothly combine our two companies."

In 2001, cash operating earnings were $2.8 billion, or $2.50 per share, before $737 million in net after-tax merger-related, restructuring and other charges. After these charges, 2001 earnings were $1.6 billion ($1.45 per share). This compares with $92 million (7 cents per share) in 2000, which included
$2.8 billion in net after-tax merger-related, restructuring and other charges.

Lines of Business
General Bank

------------------------------------------------------------------------------------------------------------------------------------
General Bank Highlights: Prior periods not restated
                                       ---
                                                                                                                  Three Months Ended

                                                                                 December 31,      September 30,        December 31,
                                                                           ---------------------------------------------------------
(In millions)                                                                            2001               2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Total revenue (Tax-equivalent)                                             $            2,269              1,757               1,484
Provision for loan losses                                                                 129                 98                  74
Noninterest expense                                                                     1,243              1,025                 977
Operating earnings                                                                        570                411                 286
Average loans, net                                                                     97,212             76,618              61,735
Average core deposits                                                                 135,426            110,771              98,184
Economic capital, average                                                  $            5,913              4,468               3,689
------------------------------------------------------------------------------------------------------------------------------------

General Bank financial results continued their very strong momentum, with excellent total revenue growth aided by balance sheet and fee income growth (particularly in mortgage banking) and excellent expense control. Low-cost core deposit growth also was strong. Consumer real estate loan production set a record in the quarter, although commercial loan demand continued to be low in the weak economy. The focus in the General Bank is on providing excellent service to customers throughout the merger integration process, on growing low-cost core deposits, on improving loan spreads and on becoming more efficient.

-- more --

WACHOVIA REPORTS 2001 EARNINGS/Page 3
------------------------------
Capital Management

------------------------------------------------------------------------------------------------------------------------------------
Capital Management Highlights: Prior periods not restated
                                             ---                                                                  Three Months Ended


                                                                             December 31,         September 30,         December 31,
                                                                             -------------------------------------------------------
(In millions)                                                                    2001                  2001                 2000
------------------------------------------------------------------------------------------------------------------------------------
Total revenue (Tax-equivalent)                                    $               810                   675                  720
Provision for loan losses                                                          -                     -                    -
Noninterest expense                                                               669                   573                  574
Operating earnings                                                                 87                    66                   97
Average loans, net                                                                337                   269                  104
Average core deposits                                                           1,505                 1,535                2,142
Economic capital, average                                         $               947                   846                  836
------------------------------------------------------------------------------------------------------------------------------------


The Capital Management Group (CMG) includes asset management and retail brokerage services. CMG's balanced business model of multiple distribution channels and a broad product array generated solid earnings recovery from a difficult third quarter of 2001. Record product sales and increased brokerage production drove the increase in revenues and expenses in the quarter. Annuity sales reached record levels for the third consecutive quarter, and gross fluctuating mutual fund sales also set a record. For the year, combined annuity and mutual fund sales reached $15 billion. Assets under management at December 31, 2001, remained steady with the third quarter of 2001 at $226 billion. Included in assets under management are mutual fund assets, which increased 2 percent from the third quarter of 2001 to $104 billion.

Wealth Management

------------------------------------------------------------------------------------------------------------------------------------
Wealth Management Highlights: Prior periods not restated
                                            ---
                                                                                                                  Three Months Ended

                                                                                 December 31,      September 30,        December 31,
                                                                           ---------------------------------------------------------
(In millions)                                                                        2001               2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Total revenue (Tax-equivalent)                                        $              228                161                 131
Provision for loan losses                                                              4                  2                   -
Noninterest expense                                                                  161                114                  84
Operating earnings                                                                    42                 30                  31
Average loans, net                                                                 8,148              5,680               4,319
Average core deposits                                                              9,431              7,313               5,737
Economic capital, average                                             $              358                237                 164
------------------------------------------------------------------------------------------------------------------------------------

Wealth Management, which includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage, generated strong revenue growth in the quarter with solid increases in loans and deposits combined with a modest margin improvement. The fee-based businesses also performed well. Expense control efforts continued, as did the planning and implementation of the affluent and ultra-high net worth business models. Wealth Management assets under management (included in the Capital Management Group total) were $78 billion at quarter end.

-- more --

WACHOVIA REPORTS 2001 EARNINGS/Page 4
------------------------------
Corporate and Investment Bank

------------------------------------------------------------------------------------------------------------------------------------
Corporate and Investment Bank Highlights: Prior periods not restated                                              Three Months Ended
                                                        ---
                                                                                 December 31,      September 30,        December 31,
                                                                           ---------------------------------------------------------
(In millions)                                                                        2001               2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Total revenue (Tax-equivalent)                                        $              975                231                 695
Provision for loan losses                                                            254                126                 124
Noninterest expense                                                                  552                480                 411
Operating earnings                                                                   156               (206)                187
Average loans, net                                                                46,265             42,074              41,770
Average core deposits                                                             12,710             10,512               9,232
Economic capital, average                                             $            7,512              6,267               6,162
------------------------------------------------------------------------------------------------------------------------------------

The Corporate and Investment Bank experienced strong revenue growth in equity capital markets, loan syndication and high yield debt, but growth was offset by weaker trading results and increased provision expense related to an energy-related credit. Principal investing write-downs amounted to $21 million in the fourth quarter of 2001 compared with $585 million in the previous quarter. In 2001, as part of previously disclosed portfolio management actions, less profitable loan outstandings were reduced by $3 billion. Lower commercial loan demand and transfers to loans held for sale also moderated growth.

Asset Quality

Net charge-offs were 0.93 percent of average net loans in the fourth quarter of 2001 compared with 0.73 percent in the third quarter of 2001, bringing full year net charge-offs to 0.70 percent. The increase in net charge-offs from the third quarter of 2001 was primarily the result of a $97 million charge-off related to an energy services company that filed for bankruptcy in the fourth quarter of 2001. The provision of $381 million exceeded net charge-offs of $378 million by $3 million related to write-downs recorded on loans transferred to loans held for sale. Total nonperforming assets including loans held for sale increased $36 million in the fourth quarter of 2001 to $1.9 billion. The increase included nonperforming assets of $200 million associated with the energy services company and Argentine exposure.

Merger-Related Items

After-tax merger-related, restructuring and other charges in the fourth quarter of 2001 were $63 million and for the full year 2001, $737 million. In addition, earnings in the fourth quarter of 2001 were affected by increased deposit base intangible amortization resulting from finalizing the valuation, as well as other intangibles amortization related to legacy Wachovia customer relationships. The deposit base amortization was $114 million after tax, or 8 cents per share in the fourth quarter of 2001, and $176 million after tax, or 16 cents per share, for full year 2001. Average diluted shares increased by 258 million in the fourth quarter of 2001, which included shares issued for the merger for the full quarter while the third quarter of 2001 included only one month of those shares.

-- more --

WACHOVIA REPORTS 2001 EARNINGS/Page 5
------------------------------
Wachovia Corporation (NYSE:WB), created through the September 1, 2001, merger of First Union and Wachovia, had assets of $330 billion at December 31 and $28 billion in stockholders' equity. Wachovia is a leading provider of financial services throughout the East Coast and the nation. The company operates full-service banking offices under the First Union and Wachovia names in 11 East Coast states and Washington, D.C., and offers full-service brokerage with offices in 49 states and global services through more than 30 international offices. Online banking and brokerage products and services are available through wachovia.com and firstunion.com.

Earnings Conference Call and Supplemental Materials

Wachovia President and CEO Ken Thompson and CFO Bob Kelly will review Wachovia's fourth quarter results in a conference call and audio webcast beginning at 10 a.m. EST today. Supplemental materials relating to the fourth quarter results are available on the Internet at https://wachovia.firstunion.com, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be "listen-only," go to https://wachovia.firstunion.com and click on the link Wachovia Fourth Quarter Earnings Audio Webcast. In order to listen to the webcast, you will need to download Real Player Basic 8.

Teleconference Instructions: The telephone number for the conference call is 888-790-1803 for U.S. callers or 712-271-0076 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: 33345.

Replay: Wednesday, January 23, from noon until 5 p.m. EST on Friday, February 15. Replay telephone number is 402-998-1693.

This news release may contain various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation's actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia's filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated January 23, 2002.

-- more --

PAGE 6
WACHOVIA CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 2001           2000
                                                                --------------------------------------------------------------------
(Dollars in millions, except                                    Fourth           Third         Second           First         Fourth
per share data)                                                Quarter         Quarter        Quarter         Quarter        Quarter
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Operating Earnings
Net interest income - tax-equivalent                           $ 2,484           1,974          1,742           1,734          1,757
Fee and other income                                             2,060           1,036          1,629           1,546          1,582
------------------------------------------------------------------------------------------------------------------------------------
Total revenue - tax-equivalent                                   4,544           3,010          3,371           3,280          3,339
Provision for loan losses                                          381             244            223             219            192
Noninterest expense, excluding  goodwill
   and other intangible amortization                             2,691           2,193          2,092           2,060          2,052
Goodwill and other intangible amortization                         251             117             77              78             80
Income taxes - tax-equivalent                                      422             158            330             313            334
------------------------------------------------------------------------------------------------------------------------------------
Income before merger-related,
 restructuring and other charges and
 cumulative effect of a change in
 accounting principle (Operating earnings)                         799             298            649             610            681
After-tax merger-related, restructuring
 and other charges                                                (63)           (632)           (16)            (26)           (36)
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect
 of a change in accounting principle                               736           (334)            633             584            645
Cumulative effect of a change in the accounting
 for beneficial interests, net of income taxes                       -               -              -               -           (46)
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                                  736           (334)            633             584            599
Dividends on preferred stock                                         6               -              -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss) applicable to common stockholders              $ 730           (334)            633             584            599
------------------------------------------------------------------------------------------------------------------------------------
DILUTED EARNINGS PER COMMON SHARE
Income before merger-related,
  restructuring and other charges
  and cumulative effect of a change
  in accounting principle                                      $  0.58            0.27           0.66            0.62           0.69
Income (loss) before cumulative effect
  of a change in accounting principle                             0.54          (0.31)           0.64            0.59           0.65
Net income (loss)                                              $  0.54          (0.31)           0.64            0.59           0.60
------------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY (Operating earnings)
Return on average common stockholders' equity                    10.77 %          5.77          16.19           15.64          15.36
Net interest margin                                               3.81            3.58           3.41            3.42           3.46
Fee and other income as % of total revenue                       45.33           34.42          48.32           47.13          47.38
Overhead efficiency ratio                                        64.74           76.74          64.34           65.18          63.85
Effective income tax rate                                        31.65 %         27.67          31.54           31.54          31.21
------------------------------------------------------------------------------------------------------------------------------------
CASH OPERATING EARNINGS
Net income                                                     $   980             395            723             684            753
Diluted earnings per common share                              $  0.71            0.36           0.73            0.69           0.76
Return on average tangible common
  stockholders' equity                                           23.56 %         11.36          23.35           22.91          21.55
Return on average common stockholders' equity                    13.23            7.66          18.04           17.52          17.00
Overhead efficiency ratio                                        59.22 %         72.86          62.06           62.80          61.46
Operating leverage                                             $ 1,036           (462)             59            (67)             31
------------------------------------------------------------------------------------------------------------------------------------

WACHOVIA CORPORATION
OTHER FINANCIAL DATA
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2001           2000
                                                             -----------------------------------------------------------------------
(Dollars in millions, except                                  Fourth            Third         Second           First         Fourth
 per share data)                                              Quarter          Quarter        Quarter         Quarter        Quarter
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY (a)
Tier I capital ratio                                             7.03 %           6.75           7.37            7.18           7.02
Total capital ratio                                             11.05            10.84          11.45           11.33          11.19
Leverage ratio                                                   6.19 %           7.22           6.00            5.88           5.92
------------------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of loans, net                                     1.83 %           1.79           1.44            1.43           1.39
Allowance as % of nonperforming assets                            175              186            133             132            135
Net charge-offs as % of average loans,net                        0.93             0.73           0.52            0.53           0.64
Nonperforming assets as % of loans, net,
  foreclosed properties and loans held for sale                  1.13 %           1.08           1.23            1.30           1.22
------------------------------------------------------------------------------------------------------------------------------------
OTHER DATA
Employees                                                      84,046           85,534         67,420          69,362         70,639
Branches                                                        2,846            2,853          2,162           2,164          2,193
ATMs                                                            4,675            4,698          3,419           3,676          3,772
Common shares outstanding (In millions)                         1,362            1,361            979             981            980
Common stock price                                   $          31.36            31.00          34.94           33.00          27.81
Book value per common share                          $          20.88            20.94          16.49           16.39          15.66
Common stock price to book value                                  150 %            148            212             201            178
Market capitalization                                $         42,701           42,191         34,213          32,382         27,253
Dividends paid per common share                      $           0.24             0.24           0.24            0.24           0.48
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCE SHEET DATA
Commercial loans, net                                $        102,230           83,633         76,378          77,270         76,253
Consumer loans, net                                            60,609           49,393         42,834          42,580         43,840
Loans, net                                                    162,839          133,026        119,212         119,850        120,093
Earning assets                                                259,884          219,672        204,673         203,720        202,606
Total assets                                                  318,722          267,366        247,254         245,469        239,375
Core deposits                                                 161,826          132,203        119,035         118,192        118,944
Total deposits                                                179,472          150,218        136,979         137,282        138,329
Interest-bearing liabilities                                  231,763          198,322        185,224         183,995        181,832
Stockholders' equity                                 $         28,540           20,330         16,026          15,846         14,753
------------------------------------------------------------------------------------------------------------------------------------
PERIOD-END BALANCE SHEET DATA

Commercial loans, net                                $        106,308          107,673         79,529          80,470         80,240
Consumer loans, net                                            57,493           62,007         42,963          42,383         43,520
Loans, net                                                    163,801          169,680        122,492         122,853        123,760
Goodwill and other intangible assets
  Goodwill subject to amortization
   through December 31, 2001                                    3,366            3,427          3,476           3,524          3,481
  New goodwill not subject to
   amortization                                                 7,250            7,069              -               -              -
 Deposit base                                                   1,822            2,433            140             157            174
 Customer relationships                                           244                8              9               9              9
 Tradename                                                         90                -              -               -              -
Total assets                                                  330,452          325,897        245,941         252,949        254,170
Core deposits                                                 170,498          159,787        121,022         120,786        122,383
Total deposits                                                187,453          180,549        138,567         140,795        142,668
Stockholders' equity                                 $         28,455           28,506         16,144          16,081         15,347
------------------------------------------------------------------------------------------------------------------------------------

(a)The fourth quarter of 2001 is based on estimates.

PAGE 8
WACHOVIA CORPORATION
CONSOLIDATED CONDENSED STATEMENTS OF
INCOME
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------






                                                                  Three Months Ended                                      Year Ended
                                                                   December 31, 2001                               December 31, 2001
                                           -----------------------------------------        ----------------------------------------
                                                               Merger-                                         Merger-
                                                               Related,                                        Related,
                                                            Restructuring                                   Restructuring
                                                              and Other                                       and Other
                                             Operating         Charges/        As            Operating        Charges/         As
(In millions, except per share data)         Earnings           Gains       Reported          Earnings          Gains       Reported
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                    $        2,432              -          2,432             7,775               -          7,775
Provision for loan losses                         381              -            381             1,067             880          1,947
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
 for loan losses                                2,051              -          2,051             6,708           (880)          5,828
------------------------------------------------------------------------------------------------------------------------------------
Fee and other income
Other income
Asset sales and securitization                    138              -            138               303            (21)            282
Gain on sale of branches                            -              -              -                 -              73             73
Other fee and other income                      1,922              -          1,922             5,968            (27)          5,941
------------------------------------------------------------------------------------------------------------------------------------
Total fee and other income                      2,060              -          2,060             6,271              25          6,296
------------------------------------------------------------------------------------------------------------------------------------
Noninterest expense
 Merger-related and restructuring charges           -             88             88                 -             106            106
Other noninterest expense                       2,942              -          2,942             9,559             166          9,725
------------------------------------------------------------------------------------------------------------------------------------
Total noninterest expense                       2,942             88          3,030             9,559             272          9,831
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes (benefits)           1,169           (88)          1,081             3,420         (1,127)          2,293
Income taxes (benefits)                           370           (25)            345             1,064           (390)            674
------------------------------------------------------------------------------------------------------------------------------------
Net income                                        799           (63)            736             2,356           (737)          1,619
Dividends on preferred stock                        6              -              6                 6               -              6
------------------------------------------------------------------------------------------------------------------------------------
Net income applicable to
common stockholders                    $          793           (63)            730             2,350           (737)          1,613
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per common share      $         0.58         (0.04)           0.54              2.12          (0.67)           1.45
------------------------------------------------------------------------------------------------------------------------------------

PAGE 9
WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 2001           2000
                                                                ------------------------------------------------------    ----------
                                                                Fourth           Third         Second           First         Fourth
(In millions, except per share data)                            Quarter          Quarter      Quarter          Quarter       Quarter
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                       $ 2,970           2,621        2,420            2,526         2,701
Interest and dividends on securities                                 876             852          881              925           939
Trading account interest                                             166             192          198              204           199
Other interest income                                                299             279          321              370           425
------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                          4,311           3,944        3,820            4,025         4,264
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                               1,116           1,183        1,192            1,253         1,367
Interest on short-term borrowings                                    372             417          454              493           538
Interest on long-term debt                                           391             414          463              577           627
------------------------------------------------------------------------------------------------------------------------------------
     Total interest expense                                        1,879           2,014        2,109            2,323         2,532
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                2,432           1,930        1,711            1,702         1,732
Provision for loan losses                                            381             244          223              219           192
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                2,051           1,686        1,488            1,483         1,540
------------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                             672             541          486              468           481
Commissions                                                          448             356          389              375           383
Fiduciary and asset management fees                                  478             400          384              381           387
Advisory, underwriting and other
  investment banking fees                                            223             177          238              198           187
Principal investing                                                 (21)           (585)         (58)             (43)          (43)
Other income                                                         260             147          190              167           187
------------------------------------------------------------------------------------------------------------------------------------
    Total fee and other income                                     2,060           1,036        1,629            1,546         1,582
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                     1,663           1,374        1,363            1,329         1,243
Occupancy                                                            210             176          155              163           150
Equipment                                                            247             214          198              205           221
Advertising                                                           21              15           11                9            16
Communications and supplies                                          142             117          111              110           123
Professional and consulting fees                                     113              79           69               73            97
Goodwill and other intangible amortization                           251             117           77               78            80
Sundry expense                                                       295             218          185              171           202
------------------------------------------------------------------------------------------------------------------------------------
    Total noninterest expense                                      2,942           2,310        2,169            2,138         2,132
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                         1,169             412          948              891           990
Income taxes                                                         370             114          299              281           309
------------------------------------------------------------------------------------------------------------------------------------
    Net operating earnings                                       $   799             298          649              610           681
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per common share                                $  0.58            0.27         0.66             0.62          0.69
------------------------------------------------------------------------------------------------------------------------------------

(a) Operating earnings exclude merger-related, restructuring and other charges and gains and cumulative effect of a change in accounting principle.

PAGE 10
WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS (a)
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Year Ended
                                                                                                                        December 31,
                                                                                                               ---------------------
(In millions, except per share data)                                                                           2001             2000
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                                                                 $ 10,537           11,246
Interest and dividends on securities                                                                          3,534            3,903
Trading account interest                                                                                        760              820
Other interest income                                                                                         1,269            1,565
------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                                                                    16,100           17,534
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                                                          4,744            5,269
Interest on short-term borrowings                                                                             1,736            2,536
Interest on long-term debt                                                                                    1,845            2,292
------------------------------------------------------------------------------------------------------------------------------------
     Total interest expense                                                                                   8,325           10,097
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                                                           7,775            7,437
Provision for loan losses                                                                                     1,067              754
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                                                           6,708            6,683
------------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                                                      2,167            1,966
Commissions                                                                                                   1,568            1,591
Fiduciary and asset management fees                                                                           1,643            1,511
Advisory, underwriting and other investment banking fees                                                        836              726
Principal investing                                                                                           (707)              395
Other income                                                                                                    764              626
------------------------------------------------------------------------------------------------------------------------------------
    Total fee and other income                                                                                6,271            6,815
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                                                                5,729            5,449
Occupancy                                                                                                       704              619
Equipment                                                                                                       864              858
Advertising                                                                                                      56               91
Communications and supplies                                                                                     480              487
Professional and consulting fees                                                                                334              337
Goodwill and other intangible amortization                                                                      523              361
Sundry expense                                                                                                  869            1,011
------------------------------------------------------------------------------------------------------------------------------------
    Total noninterest expense                                                                                 9,559            9,213
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                                    3,420            4,285
Income taxes                                                                                                  1,064            1,350
------------------------------------------------------------------------------------------------------------------------------------
    Net operating earnings                                                                                  $ 2,356            2,935
------------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per common share                                                                           $  2.12             2.97
------------------------------------------------------------------------------------------------------------------------------------

(a) Operating earnings exclude merger-related, restructuring and other charges and gains and cumulative effect of a change in accounting principle.

PAGE 11
WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  2001          2000
                                                                      -------------------------------------------------     --------

                                                                           Fourth       Third        Second       First      Fourth
(In millions, except per share data)                                       Quarter      Quarter      Quarter      Quarter    Quarter
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                                 $ 2,970        2,621        2,420        2,526      2,701
Interest and dividends on securities                                           876          852          881          925        939
Trading account interest                                                       166          192          198          204        199
Other interest income                                                          299          279          321          370        425
------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                                    4,311        3,944        3,820        4,025      4,264
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                         1,116        1,183        1,192        1,253      1,367
Interest on short-term borrowings                                              372          417          454          493        538
Interest on long-term debt                                                     391          414          463          577        627
------------------------------------------------------------------------------------------------------------------------------------
    Total interest expense                                                    1,879        2,014        2,109        2,323     2,532
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                          2,432        1,930        1,711        1,702      1,732
Provision for loan losses                                                      381        1,124          223          219        192
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                          2,051          806        1,488        1,483      1,540
------------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                       672          541          486          468        481
Commissions                                                                    448          356          389          375        383
Fiduciary and asset management fees                                            478          400          384          381        387
Advisory, underwriting and other investment banking fees                       223          177          238          198        182
Principal investing                                                           (21)        (585)         (58)         (43)       (43)
Other income                                                                   260          143          191          195        363
------------------------------------------------------------------------------------------------------------------------------------
    Total fee and other income                                               2,060        1,032        1,630        1,574      1,753
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                               1,663        1,374        1,400        1,373      1,407
Occupancy                                                                      210          176          180          164        150
Equipment                                                                      247          214          207          211        233
Advertising                                                                     21           15           16           14         35
Communications and supplies                                                    142          117          111          110        130
Professional and consulting fees                                               113           79           84           83        104
Goodwill and other intangible amortization                                     251          117           77           78         80
Merger-related and restructuring charges                                        88           85         (69)            2         33
Sundry expense                                                                 295          218          191          174        205
------------------------------------------------------------------------------------------------------------------------------------
    Total noninterest expense                                                3,030        2,395        2,197        2,209      2,377
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes(benefits) and
 cumulative effect of a change in accounting principle                       1,081        (557)          921          848        916
Income taxes (benefits)                                                        345        (223)          288          264        271
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect
 of a change in accounting principle                                           736        (334)          633          584        645
Cumulative effect of a change in the accounting
 for beneficial interests, net of  income taxes                                 -           -             -            -        (46)
------------------------------------------------------------------------------------------------------------------------------------
    Net income (loss)                                                          736        (334)          633          584        599
Dividends on preferred stock                                                     6          -             -            -          -
------------------------------------------------------------------------------------------------------------------------------------
    Net income (loss) applicable to common stockholders                      $ 730        (334)          633          584        599
------------------------------------------------------------------------------------------------------------------------------------
PER COMMON SHARE DATA
Basic
 Income (loss) before change in  accounting principle                       $ 0.54       (0.31)         0.65         0.60       0.66
 Net income (loss)                                                            0.54       (0.31)         0.65         0.60       0.61
Diluted
 Income (loss) before change in accounting principle                          0.54       (0.31)         0.64         0.59       0.65
 Net income (loss)                                                            0.54       (0.31)         0.64         0.59       0.60
Cash dividends                                                              $ 0.24         0.24         0.24         0.24       0.48
AVERAGE COMMON SHARES
Basic                                                                        1,352        1,094          969          968        969
Diluted                                                                      1,363        1,105          978          976        990
------------------------------------------------------------------------------------------------------------------------------------

PAGE 12
WACHOVIA CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Year Ended
                                                                                                                        December 31,
                                                                                                                --------------------
(In millions, except per share data)                                                                            2001            2000
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and fees on loans                                                                                  $ 10,537          11,246
Interest and dividends on securities                                                                           3,534           3,903
Trading account interest                                                                                         760             820
Other interest income                                                                                          1,269           1,565
------------------------------------------------------------------------------------------------------------------------------------
   Total interest income                                                                                      16,100          17,534
------------------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on deposits                                                                                           4,744           5,269
Interest on short-term borrowings                                                                              1,736           2,536
Interest on long-term debt                                                                                     1,845           2,292
------------------------------------------------------------------------------------------------------------------------------------
   Total interest expense                                                                                      8,325          10,097
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                                                                            7,775           7,437
Provision for loan losses                                                                                      1,947           1,736
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for loan losses                                                            5,828           5,701
------------------------------------------------------------------------------------------------------------------------------------
FEE AND OTHER INCOME
Service charges and fees                                                                                       2,167           1,920
Commissions                                                                                                    1,568           1,591
Fiduciary and asset management fees                                                                            1,643           1,511
Advisory, underwriting and other investment banking fees                                                         836             718
Principal investing                                                                                            (707)             395
Other income                                                                                                     789             577
------------------------------------------------------------------------------------------------------------------------------------
   Total fee and other income                                                                                  6,296           6,712
------------------------------------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE
Salaries and employee benefits                                                                                 5,810           5,659
Occupancy                                                                                                        730             622
Equipment                                                                                                        879             870
Advertising                                                                                                       66             114
Communications and supplies                                                                                      480             503
Professional and consulting fees                                                                                 359             348
Goodwill and other intangible amortization                                                                       523             361
Merger-related and restructuring charges                                                                         106           2,190
Sundry expense                                                                                                   878           1,043
------------------------------------------------------------------------------------------------------------------------------------
    Total noninterest expense                                                                                  9,831          11,710
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes and cumulative
   effect of a change in accounting principle                                                                  2,293             703
Income taxes                                                                                                     674             565
------------------------------------------------------------------------------------------------------------------------------------
Income before cumulative effect
   of a change in accounting principle                                                                         1,619             138
Cumulative effect of a change in the accounting
   for beneficial interests, net of income taxes                                                                  -             (46)
------------------------------------------------------------------------------------------------------------------------------------
   Net income                                                                                                  1,619              92
Dividends on preferred stock                                                                                       6              -
------------------------------------------------------------------------------------------------------------------------------------
   Net income applicable to common  stockholders                                                             $ 1,613              92
------------------------------------------------------------------------------------------------------------------------------------
PER COMMON SHARE DATA
Basic
 Income before change in accounting principle                                                                 $ 1.47            0.12
 Net income                                                                                                     1.47            0.07
Diluted
 Income before change in accounting principle                                                                   1.45            0.12
 Net income                                                                                                     1.45            0.07
Cash dividends                                                                                                $ 0.96            1.92
AVERAGE COMMON SHARES
Basic                                                                                                          1,096             971
Diluted                                                                                                        1,105             974
------------------------------------------------------------------------------------------------------------------------------------

PAGE 13
WACHOVIA CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   2001         2000
                                                                             -------------------------------------------------------
                                                                             Fourth         Third      Second     First       Fourth
(In millions, except per share data)                                         Quarter        Quarter    Quarter    Quarter    Quarter
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                     $ 13,917         10,051      8,665      7,857      9,906
Interest-bearing bank balances                                                 6,875          2,128      1,666      2,971      3,239
Federal funds sold and securities purchased under
  resale agreements                                                           13,919          9,354      9,161     11,866     11,240
------------------------------------------------------------------------------------------------------------------------------------
   Total cash and cash equivalents                                            34,711         21,533     19,492     22,694     24,385
------------------------------------------------------------------------------------------------------------------------------------
Trading account assets                                                        25,386         26,763     23,181     20,431     21,630
Securities                                                                    58,467         56,929     48,055     51,528     49,246
Loans, net of unearned income                                                163,801        169,680    122,492    122,853    123,760
  Allowance for loan losses                                                  (2,995)        (3,039)    (1,760)    (1,759)    (1,722)
------------------------------------------------------------------------------------------------------------------------------------
   Loans, net                                                                160,806        166,641    120,732    121,094    122,038
------------------------------------------------------------------------------------------------------------------------------------
Premises and equipment                                                         5,719          5,775      4,852      4,968      5,024
Due from customers on acceptances                                               745             796        856        894        874
Goodwill and other intangible assets                                          12,772         12,937      3,625      3,690      3,664
Other assets                                                                  31,846         34,523     25,148     27,650     27,309
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                            $ 330,452        325,897    245,941    252,949    254,170
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
 Noninterest-bearing deposits                                                 43,464         36,382     29,633     28,582     30,315
 Interest-bearing deposits                                                   143,989        144,167    108,934    112,213    112,353
------------------------------------------------------------------------------------------------------------------------------------
   Total deposits                                                            187,453        180,549    138,567    140,795    142,668
Short-term borrowings                                                         44,385         44,303     34,754     39,719     39,446
Bank acceptances outstanding                                                     762            798        859        902        880
Trading account liabilities                                                   11,437         10,084      7,907      8,130      7,475
Other liabilities                                                             16,227         18,424     11,650     11,230     12,545
Long-term debt                                                                41,733         43,233     36,060     36,092     35,809
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                         301,997        297,391    229,797    236,868    238,823
------------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, issued 96 million shares
 at December 31, 2001                                                             17             -          -          -          -
Common stock, $3.33-1/3 par value;
 authorized 3 billion shares, issued 1.362 billion shares
 at December 31, 2001                                                          4,539          4,537      3,264      3,271      3,267
Paid-in capital                                                               17,911         17,835      6,345      6,307      6,272
Retained earnings                                                              5,551          5,139      6,627      6,281      6,021
Accumulated other comprehensive income, net                                      437            995       (92)        222      (213)
------------------------------------------------------------------------------------------------------------------------------------
   Total stockholders' equity                                                 28,455         28,506     16,144     16,081     15,347
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and stockholders' equity                              $ 330,452        325,897    245,941    252,949    254,170
------------------------------------------------------------------------------------------------------------------------------------

PAGE 14
WACHOVIA CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------


                                                              FOURTH QUARTER 2001                                 THIRD QUARTER 2001
                                                                          Average                                            Average
                                                          Interest          Rates                            Interest          Rates
                                             Average       Income/        Earned/             Average         Income/        Earned/
(In millions)                               Balances       Expense           Paid            Balances         Expense           Paid
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances              $  3,333            21         2.50 %            $  1,740               17         3.86%
Federal funds sold and securities
 purchased under resale agreements             11,784           99           3.32              10,031             107          4.25
Trading account assets                         14,552           175          4.81              14,572             199          5.43
Securities                                     55,708           905          6.49              50,621             877          6.93
Loans
  Commercial
    Commercial, financial and agricultural    62,220         1,202           7.67              55,490          1,142           8.17
    Real estate - construction and other       7,919           101           5.02               4,512             66           5.88
    Real estate - mortgage                    17,139           263           6.10              10,923            184           6.66
    Lease financing                            7,578           199          10.51               6,441            168          10.42
    Foreign                                    7,374            81           4.34               6,267             83           5.26
------------------------------------------------------------------               -------------------------------------
   Total commercial                          102,230         1,846           7.17              83,633            1,643         7.80
------------------------------------------------------------------               -------------------------------------
Consumer
  Real estate - mortgage                      24,032           414           6.90              19,816              353         7.12
  Installment loans and vehicle leasing       36,577           724           7.87              29,577              637         8.57
------------------------------------------------------------------               -------------------------------------
   Total consumer                             60,609         1,138           7.49              49,393              990         7.99
------------------------------------------------------------------               -------------------------------------
   Total loans                               162,839         2,984           7.29             133,026            2,633         7.87
------------------------------------------------------------------               -------------------------------------
Other earning assets                          11,668           179           6.11               9,682              155         6.35
------------------------------------------------------------------               -------------------------------------
   Total earning assets                      259,884         4,363           6.68             219,672            3,988         7.23
                                                    -----------------------------                    ------------------------------
Cash and due from banks                        9,814                                            8,357
Other assets                                  49,024                                           39,337
----------------------------------------------------                             --------------------
   Total assets                          $   318,722                                       $  267,366
----------------------------------------------------                              -------------------
LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing deposits
 Savings and NOW accounts                     47,527           222           1.85              41,897              259         2.46
 Money market accounts                        36,306           289           3.16              24,904              269         4.28
 Other consumer time                          40,951           484           4.69              35,484              474         5.30
 Foreign                                       8,603            56           2.58               7,441               71         3.74
 Other time                                    9,043            65           2.81              10,574              110         4.13
------------------------------------------------------------------               -------------------------------------
   Total interest-bearing deposits           142,430         1,116           3.11             120,300            1,183         3.90
Federal funds purchased and securities
 sold under repurchase agreements             33,028           298           3.59              26,982              332         4.87
Commercial paper                               3,709            29           3.07               2,950               25         3.36
Other short-term borrowings                    9,617            45           1.86               9,870               60         2.45
Long-term debt                                42,979           391           3.64              38,220              414         4.34
------------------------------------------------------------------               -------------------------------------
   Total interest-bearing liabilities        231,763         1,879           3.22             198,322            2,014         4.04
                                                    -----------------------------                    ------------------------------
Noninterest-bearing deposits                  37,042                                           29,918
Other liabilities                             21,377                                           18,796
Stockholders' equity                          28,540                                           20,330
----------------------------------------------------                             --------------------
   Total liabilities and stockholders'
   equity                                  $ 318,722                                      $  267,366
----------------------------------------------------                             --------------------
Interest income and rate earned                           $  4,363          6.68%                             $  3,988         7.23%
Interest expense and equivalent rate paid                    1,879           2.87                                2,014         3.65
---------------------------------------------------------------------------------                        --------------------------
Net interest income and margin (a)                      $  2,484           3.81 %                              $ 1,974         3.58%
---------------------------------------------------------------------------------                        --------------------------

(a) The net interest margin includes (in basis points): 27, 18, 13, 14 and 15 in the fourth, third, second and first quarters of 2001 and in the fourth quarter of 2000, respectively, in net interest income from hedge-related derivative transactions.

PAGE 15
WACHOVIA
CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)

------------------------------------------------------------------------------------------------------------------------
                SECOND QUARTER 2001                       FIRST  QUARTER 2001                        FOURTH QUARTER 2000
-----------------------------------     -------------------------------------         ----------------------------------
                            Average                                   Average                                    Average
              Interest        Rates                     Interest        Rates                        Interest      Rates
Average       Income/       Earned/        Average      Income/       Earned/           Average      Income/     Earned/
Balances      Expense          Paid       Balances      Expense          Paid          Balances      Expense        Paid
------------------------------------------------------------------------------------------------------------------------
  $2,529           29          4.57%        $1,826            25         5.69%           $1,266           14        4.34%

   8,923           99          4.41          7,036            95         5.49             5,994           89        5.86
  13,965          202          5.78         13,315           206         6.24            11,569          201        6.95
  49,931          899          7.21         50,417           945         7.50            50,554          952        7.54


  53,160        1,098          8.29         53,416         1,130         8.56            53,554        1,233        9.17
   3,193           52          6.56          3,231            62         7.76             3,011           65        8.69
   8,525          149          7.01          9,195           180         7.95             9,130          198        8.63
   6,075          157         10.29          6,084           161        10.62             5,272          150       11.37
   5,425           83          6.12          5,344            92         7.01             5,286           97        7.29
---------------------                       --------------------                         -------------------
  76,378        1,539          8.08         77,270         1,625         8.51            76,253        1,743        9.11
---------------------                       --------------------                         -------------------

  17,435          318          7.29         17,610           331         7.52            18,805          362        7.70
  25,399          572          9.02         24,970           580         9.41            25,035          606        9.63
---------------------                      ---------------------                         -------------------
  42,834          890          8.32         42,580           911         8.63            43,840          968        8.80
---------------------                      ---------------------                         -------------------
 119,212        2,429          8.17        119,850         2,536         8.55           120,093        2,711        8.99
---------------------                      ---------------------                        --------------------
  10,113          193          7.68         11,276           250         8.96            13,130          322        9.76
---------------------                      ---------------------                        --------------------
 204,673        3,851          7.54        203,720         4,057         8.03           202,606        4,289        8.44
        ---------------------------               ---------------------------                  -------------------------
   7,568                                     7,749                                        7,653
  35,013                                    34,000                                       29,116
--------                                  --------                                     --------
$247,254                                  $245,469                                     $239,375
--------                                  --------                                     --------


  39,640          267          2.70         38,756           264         2.76            37,640          301        3.17
  18,746          225          4.81         17,941           200         4.52            17,008          202        4.74
  33,268          477          5.76         34,452           506         5.96            36,421          541        5.91
   6,357           73          4.62          6,851            94         5.59             7,483          110        5.85
  11,587          150          5.20         12,239           189         6.27            11,902          213        7.13
---------------------                      ---------------------             -------------------------------
 109,598        1,192          4.36        110,239         1,253         4.61           110,454        1,367        4.92

  27,128          356          5.27         25,005           378         6.13            23,686          400        6.72
   2,435           25          4.08          2,540            33         5.32             2,639           42        6.19
   9,809           73          2.98          9,580            82         3.46             9,345           96        4.09
  36,254          463          5.11         36,631           577         6.30            35,708          627        7.03
---------------------                      ---------------------             -------------------------------
 185,224        2,109          4.57        183,995         2,323         5.10           181,832        2,532        5.55
        ---------------------------               ---------------------------                  -------------------------
  27,381                                    27,043                                       27,875
  18,623                                    18,585                                       14,915
  16,026                                    15,846                                       14,753
--------                                  --------                           ------------------
$247,254                                  $245,469                                     $239,375
--------                                  --------                           ------------------
               $3,851          7.54%                      $4,057         8.03%                        $4,289        8.44%
                2,109          4.13                        2,323         4.61                          2,532        4.98
        ---------------------------               ---------------------------                  -------------------------
               $1,742          3.41%                      $1,734         3.42%                        $1,757        3.46%
        ---------------------------               ---------------------------                  -------------------------

PAGE 16
WACHOVIA CORPORATION
NET INTEREST INCOME SUMMARIES
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED 2001                                   YEAR ENDED 2000
                                              ------------------------------------             -------------------------------------
                                                                           Average                                           Average
                                                           Interest          Rates                            Interest         Rates
                                              Average       Income/        Earned/              Average        Income/       Earned/
(In millions)                                Balances       Expense           Paid             Balances        Expense          Paid
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-bearing bank balances             $  2,359            92           3.92 %            $ 1,095             54          4.93 %
Federal funds sold and securities
 purchased under resale agreements            9,458           400           4.23                7,800            447          5.73
Trading account assets                       14,106           782           5.54               12,011            828          6.90
Securities                                   51,681         3,626           7.02               53,428          3,953          7.40
Loans
 Commercial
   Commercial, financial and agricultural    56,094         4,572           8.15               53,518          4,908          9.17
   Real estate - construction and other       4,726           281           5.95                2,639            224          8.49
   Real estate - mortgage                    11,466           776           6.77                9,176            779          8.49
   Lease financing                            6,548           685          10.46                5,194            611         11.75
   Foreign                                    6,109           339           5.55                4,856            342          7.04
------------------------------------------------------------------                              ---------------------
    Total commercial                         84,943         6,653           7.83               75,383          6,864          9.11
------------------------------------------------------------------                             ----------------------
Consumer
 Real estate - mortgage                      19,741         1,416           7.17               23,804          1,762          7.40
 Installment loans and vehicle leasing       29,164         2,513           8.61               27,701          2,661          9.60
------------------------------------------------------------------                             -----------------------
   Total consumer                            48,905         3,929           8.03               51,505          4,423          8.59
------------------------------------------------------------------                            ------------------------
   Total loans                              133,848        10,582           7.91              126,888         11,287          8.89
------------------------------------------------------------------                            ------------------------
Other earning assets                         10,683           777           7.28               11,125          1,064          9.56
-----------------------------------------------------------------                             ------------------------
    Total earning assets                    222,135        16,259           7.32              212,347         17,633          8.30
Cash and due from banks                       8,378       ----------------------                7,751        -----------------------
Other assets                                 39,384                                            27,394
-----------------------------------------------------                                       ----------
    Total assets                           $269,897                                         $ 247,492
-----------------------------------------------------                                       ----------
LIABILITIES AND
STOCKHOLDERS' EQUITY
Interest-bearing deposits
 Savings and NOW accounts                    41,979         1,012           2.41               38,518          1,169          3.03
 Money market accounts                       24,526           983           4.01               15,793            682          4.32
 Other consumer time                         36,055         1,941           5.38               35,536          1,966          5.53
 Foreign                                      7,318           294           4.01                8,780            514          5.85
 Other time                                  10,851           514           4.73               13,648            938          6.87
------------------------------------------------------------------                            ----------------------
   Total interest-bearing deposits          120,729         4,744           3.93              112,275          5,269          4.69
Federal funds purchased and securities
 sold under repurchase agreements            28,055         1,364           4.86               30,997          1,893          6.11
Commercial paper                              2,912           112           3.84                2,882            173          6.00
Other short-term borrowings                   9,719           260           2.68                9,697            470          4.85
Long-term debt                               38,538         1,845           4.79               34,279          2,292          6.69
------------------------------------------------------------------                            ----------------------
   Total interest-bearing liabilities       199,953         8,325           4.16              190,130         10,097          5.31
Noninterest-bearing deposits                 30,372        ---------------------               28,491        -----------------------
Other liabilities                            19,351                                            13,330
Stockholders' equity                         20,221                                            15,541
------------------------------------------------------                                        --------
   Total liabilities and stockholders'
    equity                                 $269,897                                          $247,492
------------------------------------------------------                                     ------------
Interest income and rate earned                          $ 16,259           7.32 %                         $  17,633          8.30 %
Interest expense and equivalent rate paid                   8,325           3.75                              10,097          4.75
----------------------------------------------------------------------------------                           -----------------------
Net interest income and margin (a)                       $  7,934           3.57 %                         $   7,536          3.55 %
----------------------------------------------------------------------------------                           -----------------------

(a) The net interest margin includes (in basis points): 18 and 23 for the years ended December 31, 2001, and December 31, 2000, respectively, in net interest income from hedge-related derivative transactions.